Exhibit 99.1

KELLY SERVICES® REPORTS 2nd QUARTER 2015 RESULTS

TROY, MI (August 5, 2015) -- Kelly Services, Inc. (Nasdaq: KELYA) (Nasdaq: KELYB), a leader in providing workforce solutions, today announced results for the second quarter of 2015.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the second quarter of 2015 totaled $1.4 billion, a 2% decrease (a 4% increase on a constant currency basis) compared to the corresponding quarter of 2014.

Earnings from operations for the second quarter of 2015 totaled $11.5 million, compared to $5.9 million reported for the second quarter of 2014. Included in the results of operations in the second quarter of 2014 are restructuring charges of $1.8 million. Excluding the restructuring charges, earnings from operations were $7.7 million in the second quarter of 2014.

Diluted earnings per share in the second quarter of 2015 were $0.18 compared to $0.07 per share in the second quarter of 2014. Adjusted earnings per share were $0.10 in the second quarter of 2014.

Commenting on the second quarter, Camden stated, “I’m pleased to report that Kelly once again delivered strong operating leverage and improved returns. On a constant currency basis, we grew second quarter revenue and held our expenses relatively flat, dropping more than half of our gross profit growth to the bottom line. Last year’s investments in PT and OCG are yielding results, and we are executing a strategy that clearly aligns with market trends and customer needs.”

Kelly also reported that on August 4, its board of directors declared a dividend of $0.05 per share. The dividend is payable September 8 to shareholders of record as of the close of business on August 18.

In conjunction with its second quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on August 5, to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, the risk of cyber attacks or other breaches of network or information technology security as well as risks associated with compliance on data privacy, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry or market developments, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws and the expiration and/or reinstatement of the U.S. work opportunity credit program), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

As a global leader in providing workforce solutions, Kelly Services, Inc. (Nasdaq: KELYA, KELYB) and its subsidiaries, offer a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis.  Kelly® has a role in managing employment opportunities for more than one million workers around the globe by employing 550,000 of these individuals directly with the remaining workers engaged through its talent supply chain network of supplier partners.  Revenue in 2014 was $5.6 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, & Twitter.

KLYA-FIN

# # #

ANALYST CONTACT:	MEDIA CONTACT:

James Polehna	Jane Stehney

(248) 244-4586	(248) 244-5630

james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED JUNE 28, 2015 AND JUNE 29, 2014
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2015	2014	Change		Change	Change

Revenue from services	$1,385.0	$1,410.5	$(25.5)		(1.8)%	3.9%

Cost of services	1,162.7	1,182.4	(19.7)		(1.7)

Gross profit	222.3	228.1	(5.8)		(2.5)	2.9

Selling, general and administrative expenses	210.8	222.2	(11.4)		(5.2)	(0.4)

Earnings from operations	11.5	5.9	5.6		99.9

Other expense, net	1.0	0.3	0.7		276.3

Earnings before taxes	10.5	5.6	4.9		91.4

Income tax expense	3.7	2.8	0.9		34.7

Net earnings	$6.8	$2.8	$4.0		148.6%

Basic earnings per share	$0.18	$0.07	$0.11		157.1%
Diluted earnings per share	$0.18	$0.07	$0.11		157.1%

STATISTICS:

Gross profit rate	16.1%	16.2%	(0.1)	pts.

Selling, general and administrative expenses:
% of revenue	15.2	15.8	(0.6)
% of gross profit	94.8	97.5	(2.7)

% Return:
Earnings from operations	0.8	0.4	0.4
Earnings before taxes	0.8	0.4	0.4
Net earnings	0.5	0.2	0.3

Effective income tax rate	35.3%	50.2%	(14.9)	pts.

Average number of shares outstanding (millions):
Basic	37.7	37.4
Diluted	37.8	37.4

Shares adjusted for nonvested restricted awards (millions):
Basic	38.8	38.5
Diluted	38.8	38.6

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 26 WEEKS ENDED JUNE 28, 2015 AND JUNE 29, 2014
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2015	2014	Change		Change	Change

Revenue from services	$2,705.6	$2,741.3	$(35.7)		(1.3)%	4.1%

Cost of services	2,263.0	2,290.9	(27.9)		(1.2)

Gross profit	442.6	450.4	(7.8)		(1.7)	3.3

Selling, general and administrative expenses	419.0	438.2	(19.2)		(4.4)	0.3

Earnings from operations	23.6	12.2	11.4		96.9

Other expense, net	3.5	2.0	1.5		82.2

Earnings before taxes	20.1	10.2	9.9		99.6

Income tax expense	9.6	4.9	4.7		98.4

Net earnings	$10.5	$5.3	$5.2		100.8%

Basic earnings per share	$0.27	$0.14	$0.13		92.9%
Diluted earnings per share	$0.27	$0.14	$0.13		92.9%

STATISTICS:

Gross profit rate	16.4%	16.4%	—	pts.

Selling, general and administrative expenses:
% of revenue	15.5	16.0	(0.5)
% of gross profit	94.7	97.3	(2.6)

% Return:
Earnings from operations	0.9	0.4	0.5
Earnings before taxes	0.7	0.4	0.3
Net earnings	0.4	0.2	0.2

Effective income tax rate	47.6%	47.9%	(0.3)	pts.

Average number of shares outstanding (millions):
Basic	37.7	37.4
Diluted	37.8	37.4

Shares adjusted for nonvested restricted awards (millions):
Basic	38.8	38.5
Diluted	38.8	38.6

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter
					Constant
					Currency
	2015	2014	Change		Change
AMERICAS
Commercial
Revenue from services	$651.3	$661.1	(1.5)%		0.5%
Staffing fee-based income included in revenue from services	3.5	3.4	4.6		7.3
Gross profit	95.9	96.5	(0.7)		1.1
Gross profit rate	14.7%	14.6%	0.1	pts.
PT
Revenue from services	$246.2	$244.2	0.8%		1.2%
Staffing fee-based income included in revenue from services	4.9	3.7	29.1		30.2
Gross profit	42.1	39.0	8.0		8.4
Gross profit rate	17.1%	16.0%	1.1	pts.
Total Americas
Revenue from services	$897.5	$905.3	(0.9)%		0.7%
Staffing fee-based income included in revenue from services	8.4	7.1	17.4		19.3
Gross profit	138.0	135.5	1.8		3.2
Total SG&A expenses	112.6	112.6	(0.1)		1.2
Earnings from operations	25.4	22.9	11.4

Gross profit rate	15.4%	15.0%	0.4	pts.
Expense rates:
% of revenue	12.5	12.4	0.1
% of gross profit	81.6	83.1	(1.5)
Return on sales	2.8	2.5	0.3

EMEA
Commercial
Revenue from services	$195.7	$237.0	(17.4)%		—%
Staffing fee-based income included in revenue from services	3.2	5.0	(35.9)		(20.2)
Gross profit	26.8	34.5	(22.5)		(5.9)
Gross profit rate	13.7%	14.6%	(0.9)	pts.
PT
Revenue from services	$42.9	$49.7	(13.6)%		4.5%
Staffing fee-based income included in revenue from services	2.5	3.6	(30.2)		(13.3)
Gross profit	9.1	11.3	(19.0)		(1.2)
Gross profit rate	21.2%	22.6%	(1.4)	pts.
Total EMEA
Revenue from services	$238.6	$286.7	(16.8)%		0.8%
Staffing fee-based income included in revenue from services	5.7	8.6	(33.5)		(17.3)
Gross profit	35.9	45.8	(21.6)		(4.7)
SG&A expenses excluding restructuring charges	34.2	42.3	(19.1)
Restructuring charges	—	0.8	(100.0)
Total SG&A expenses	34.2	43.1	(20.6)		(5.0)
Earnings from operations	1.7	2.7	(38.1)
Earnings from operations excluding restructuring charges	1.7	3.5	(52.4)

Gross profit rate	15.0%	16.0%	(1.0)	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.3	14.7	(0.4)
% of gross profit	95.3	92.3	3.0
Return on sales (excluding restructuring charges)	0.7	1.2	(0.5)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter
					Constant
					Currency
	2015	2014	Change		Change
APAC
Commercial
Revenue from services	$90.3	$86.5	4.3%		17.7%
Staffing fee-based income included in revenue from services	1.8	2.0	(10.9)		(0.1)
Gross profit	11.2	11.7	(3.8)		8.3
Gross profit rate	12.4%	13.5%	(1.1)	pts.
PT
Revenue from services	$10.3	$10.0	3.5%		17.8%
Staffing fee-based income included in revenue from services	1.5	2.1	(29.0)		(20.9)
Gross profit	2.7	3.3	(17.9)		(7.6)
Gross profit rate	26.4%	33.2%	(6.8)	pts.
Total APAC
Revenue from services	$100.6	$96.5	4.3%		17.7%
Staffing fee-based income included in revenue from services	3.3	4.1	(20.3)		(10.9)
Gross profit	13.9	15.0	(6.9)		4.8
SG&A expenses excluding restructuring charges	12.3	14.8	(17.0)
Restructuring charges	—	1.0	(100.0)
Total SG&A expenses	12.3	15.8	(22.5)		(12.9)
Earnings from operations	1.6	(0.8)	NM
Earnings from operations excluding restructuring charges	1.6	0.2	NM

Gross profit rate	13.9%	15.5%	(1.6)	pts.
Expense rates (excluding restructuring charges):
% of revenue	12.2	15.4	(3.2)
% of gross profit	88.3	99.0	(10.7)
Return on sales (excluding restructuring charges)	1.6	0.2	1.4

OCG
Revenue from services	$165.0	$137.9	19.7%		21.6%
Gross profit	35.7	32.9	8.4		11.4
Total SG&A expenses	32.2	31.1	3.6		6.4
Earnings from operations	3.5	1.8	88.8

Gross profit rate	21.6%	23.9%	(2.3)	pts.
Expense rates:
% of revenue	19.5	22.5	(3.0)
% of gross profit	90.2	94.4	(4.2)
Return on sales	2.1	1.3	0.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date
					Constant
					Currency
	2015	2014	Change		Change
AMERICAS
Commercial
Revenue from services	$1,292.7	$1,274.3	1.4%		3.2%
Staffing fee-based income included in revenue from services	7.0	6.6	5.3		7.8
Gross profit	193.7	188.3	2.9		4.4
Gross profit rate	15.0%	14.8%	0.2	pts.
PT
Revenue from services	$479.0	$480.6	(0.3)%		0.1%
Staffing fee-based income included in revenue from services	8.4	7.3	13.5		14.3
Gross profit	81.0	78.8	2.9		3.3
Gross profit rate	16.9%	16.4%	0.5	pts.
Total Americas
Revenue from services	$1,771.7	$1,754.9	1.0%		2.4%
Staffing fee-based income included in revenue from services	15.4	13.9	9.6		11.2
Gross profit	274.7	267.1	2.9		4.1
Total SG&A expenses	226.1	222.1	1.8		3.0
Earnings from operations	48.6	45.0	8.4

Gross profit rate	15.5%	15.2%	0.3	pts.
Expense rates:
% of revenue	12.8	12.7	0.1
% of gross profit	82.3	83.2	(0.9)
Return on sales	2.7	2.6	0.1

EMEA
Commercial
Revenue from services	$374.0	$458.9	(18.5)%		(0.9)%
Staffing fee-based income included in revenue from services	6.7	9.8	(31.5)		(13.8)
Gross profit	51.4	67.4	(23.8)		(7.3)
Gross profit rate	13.7%	14.7%	(1.0)	pts.
PT
Revenue from services	$83.2	$97.4	(14.5)%		3.4%
Staffing fee-based income included in revenue from services	5.1	7.2	(29.5)		(12.1)
Gross profit	17.8	22.4	(20.4)		(2.8)
Gross profit rate	21.4%	23.0%	(1.6)	pts.
Total EMEA
Revenue from services	$457.2	$556.3	(17.8)%		(0.1)%
Staffing fee-based income included in revenue from services	11.8	17.0	(30.7)		(13.1)
Gross profit	69.2	89.8	(23.0)		(6.2)
SG&A expenses excluding restructuring charges	67.7	84.2	(19.6)
Restructuring charges	—	0.8	(100.0)
Total SG&A expenses	67.7	85.0	(20.3)		(4.1)
Earnings from operations	1.5	4.8	(69.1)
Earnings from operations excluding restructuring charges	1.5	5.6	(73.5)

Gross profit rate	15.1%	16.1%	(1.0)	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.8	15.1	(0.3)
% of gross profit	97.8	93.7	4.1
Return on sales (excluding restructuring charges)	0.3	1.0	(0.7)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date
					Constant
					Currency
	2015	2014	Change		Change
APAC
Commercial
Revenue from services	$175.9	$169.5	3.8%		15.1%
Staffing fee-based income included in revenue from services	3.3	3.9	(16.2)		(7.7)
Gross profit	24.2	24.0	0.9		11.6
Gross profit rate	13.8%	14.2%	(0.4)	pts.
PT
Revenue from services	$20.8	$18.6	12.1%		25.4%
Staffing fee-based income included in revenue from services	3.1	3.8	(18.1)		(10.3)
Gross profit	5.6	6.1	(7.6)		2.2
Gross profit rate	26.9%	32.7%	(5.8)	pts.
Total APAC
Revenue from services	$196.7	$188.1	4.6%		16.2%
Staffing fee-based income included in revenue from services	6.4	7.7	(17.1)		(9.0)
Gross profit	29.8	30.1	(0.8)		9.7
SG&A expenses excluding restructuring charges	24.4	29.1	(16.3)
Restructuring charges	—	1.0	(100.0)
Total SG&A expenses	24.4	30.1	(19.2)		(10.7)
Earnings from operations	5.4	—	NM
Earnings from operations excluding restructuring charges	5.4	1.0	NM

Gross profit rate	15.2%	16.0%	(0.8)	pts.
Expense rates (excluding restructuring charges):
% of revenue	12.4	15.5	(3.1)
% of gross profit	82.0	97.0	(15.0)
Return on sales (excluding restructuring charges)	2.7	0.5	2.2

OCG
Revenue from services	$314.5	$272.3	15.5%		17.1%
Gross profit	71.2	65.5	8.6		10.7
Total SG&A expenses	64.9	62.5	3.8		6.4
Earnings from operations	6.3	3.0	108.3

Gross profit rate	22.6%	24.1%	(1.5)	pts.
Expense rates:
% of revenue	20.6	22.9	(2.3)
% of gross profit	91.1	95.4	(4.3)
Return on sales	2.0	1.1	0.9

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	June 28, 2015	Dec. 28, 2014	June 29, 2014
Current Assets
Cash and equivalents	$48.7	$83.1	$62.8
Trade accounts receivable, less allowances of
$9.4, $10.7 and $9.2, respectively	1,152.3	1,122.8	1,132.9
Prepaid expenses and other current assets	50.6	47.9	57.6
Deferred taxes	35.8	34.4	31.5
Total current assets	1,287.4	1,288.2	1,284.8

Property and Equipment, Net	88.6	93.0	91.4

Noncurrent Deferred Taxes	144.6	146.3	130.8

Goodwill, Net	90.3	90.3	90.3

Other Assets	321.7	300.1	295.7

Total Assets	$1,932.6	$1,917.9	$1,893.0

Current Liabilities
Short-term borrowings	$89.9	$91.9	$89.5
Accounts payable and accrued liabilities	380.4	364.0	328.4
Accrued payroll and related taxes	296.5	308.5	300.5
Accrued insurance	27.1	26.9	25.2
Income and other taxes	62.8	68.8	74.9

Total current liabilities	856.7	860.1	818.5

Noncurrent Liabilities
Accrued insurance	44.3	43.9	44.7
Accrued retirement benefits	146.5	140.8	147.4
Other long-term liabilities	40.6	39.4	41.9

Total noncurrent liabilities	231.4	224.1	234.0

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(49.0)	(49.8)	(55.5)
Paid-in capital	27.5	24.9	29.0
Earnings invested in the business	774.1	767.4	752.8
Accumulated other comprehensive income	51.8	51.1	74.1

Total stockholders' equity	844.5	833.7	840.5

Total Liabilities and Stockholders' Equity	$1,932.6	$1,917.9	$1,893.0

STATISTICS:
Working Capital	$430.7	$428.1	$466.3
Current Ratio	1.5	1.5	1.6
Debt-to-capital %	9.6%	9.9%	9.6%
Global Days Sales Outstanding	56	54	57

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 26 WEEKS ENDED JUNE 28, 2015 AND JUNE 29, 2014
(UNAUDITED)
(In millions of dollars)

	2015	2014
Cash flows from operating activities:
Net earnings	$10.5	$5.3
Noncash adjustments:
Depreciation and amortization	11.0	10.8
Provision for bad debts	2.1	2.6
Stock-based compensation	3.1	3.5
Other, net	(0.3)	0.7
Changes in operating assets and liabilities	(52.9)	(130.4)

Net cash used in operating activities	(26.5)	(107.5)

Cash flows from investing activities:
Capital expenditures	(6.7)	(8.9)
Investment in equity affiliate	(0.5)	(5.4)
Other investing activities	(0.1)	0.4

Net cash used in investing activities	(7.3)	(13.9)

Cash flows from financing activities:
Net change in short-term borrowings	(1.4)	61.2
Dividend payments	(3.8)	(3.8)

Net cash (used in) from financing activities	(5.2)	57.4

Effect of exchange rates on cash and equivalents	4.6	1.1

Net change in cash and equivalents	(34.4)	(62.9)
Cash and equivalents at beginning of period	83.1	125.7

Cash and equivalents at end of period	$48.7	$62.8

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Second Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2015	2014	US$	Currency

Americas
United States	$923.6	$888.3	4.0%	4.0%
Canada	41.6	49.6	(16.0)	(5.5)
Mexico	32.0	34.6	(7.9)	8.5
Puerto Rico	26.6	27.6	(3.7)	(3.7)
Brazil	9.9	13.7	(27.8)	(1.5)
Total Americas	1,033.7	1,013.8	2.0	3.4

EMEA
France	60.9	69.3	(12.1)	9.0
Switzerland	54.6	66.7	(18.3)	(13.4)
Portugal	33.9	32.5	4.2	29.0
United Kingdom	27.1	28.4	(4.3)	5.2
Russia	22.2	32.8	(32.3)	1.7
Germany	14.3	16.5	(13.3)	7.5
Italy	13.0	16.6	(21.8)	(3.3)
Norway	10.0	14.4	(31.0)	(10.8)
Other	10.3	18.0	(42.9)	(29.3)
Total EMEA	246.3	295.2	(16.6)	0.9

APAC
Singapore	33.0	31.1	6.3	14.0
Australia	32.9	30.0	9.5	31.3
Malaysia	15.9	16.8	(5.1)	7.2
New Zealand	10.3	13.2	(21.9)	(8.3)
Other	12.9	10.4	24.3	33.1
Total APAC	105.0	101.5	3.6	17.1

Total Kelly Services, Inc.	$1,385.0	$1,410.5	(1.8)%	3.9%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	June Year to Date (Commercial, PT and OCG)
			% Change
				Constant
	2015	2014	US$	Currency

Americas
United States	$1,806.6	$1,728.2	4.5%	4.5%
Canada	84.3	96.3	(12.4)	1.7
Mexico	63.9	65.3	(2.3)	12.8
Puerto Rico	51.4	52.7	(2.3)	(2.3)
Brazil	23.8	29.6	(19.6)	(1.2)
Total Americas	2,030.0	1,972.1	2.9	4.2

EMEA
France	117.3	132.1	(11.3)	8.8
Switzerland	102.7	129.0	(20.4)	(15.4)
Portugal	65.2	59.1	10.3	35.4
United Kingdom	50.7	56.2	(9.7)	(1.1)
Russia	40.4	67.7	(40.3)	(2.5)
Germany	27.7	33.2	(16.5)	2.2
Italy	25.5	31.5	(18.9)	(0.6)
Norway	19.4	28.8	(32.9)	(13.9)
Other	21.3	35.1	(39.4)	(25.7)
Total EMEA	470.2	572.7	(17.9)	(0.4)

APAC
Singapore	64.3	61.4	4.8	12.1
Australia	63.3	56.5	12.0	31.2
Malaysia	31.4	33.3	(5.9)	4.8
New Zealand	20.8	25.5	(18.4)	(6.8)
Other	25.6	19.8	29.3	34.8
Total APAC	205.4	196.5	4.5	16.2

Total Kelly Services, Inc.	$2,705.6	$2,741.3	(1.3)%	4.1%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 WEEKS ENDED JUNE 28, 2015 AND JUNE 29, 2014
(UNAUDITED)
(In millions of dollars except per share data)

	2015			2014
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$1,385.0	$—	$1,385.0	$1,410.5	(1.8)%

Cost of services	1,162.7	—	1,162.7	1,182.4	(1.7)

Gross profit	222.3	—	222.3	228.1	(2.5)

SG&A expenses	210.8	—	210.8	220.4	(4.4)

Earnings from operations	11.5	—	11.5	7.7	50.7

Other expense, net	1.0	—	1.0	0.3	276.3

Earnings before taxes	10.5	—	10.5	7.4	42.8

Inc. tax expense (benefit)	3.7	—	3.7	3.4	9.1

Net earnings	$6.8	$—	$6.8	$4.0	71.7%

Earnings per share:
Basic	$0.18	$—	$0.18	$0.10	80.0%
Diluted	$0.18	$—	$0.18	$0.10	80.0%

	2014
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings

Revenue from services	$1,410.5	$—	$1,410.5

Cost of services	1,182.4	—	1,182.4

Gross profit	228.1	—	228.1

SG&A expenses	222.2	(1.8)	220.4

Earnings from operations	5.9	1.8	7.7

Other expense, net	0.3	—	0.3

Earnings before taxes	5.6	1.8	7.4

Inc. tax expense (benefit)	2.8	0.6	3.4

Net earnings	$2.8	$1.2	$4.0

Earnings per share:
Basic	$0.07	$0.03	$0.10
Diluted	$0.07	$0.03	$0.10

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 26 WEEKS ENDED JUNE 28, 2015 AND JUNE 29, 2014
(UNAUDITED)
(In millions of dollars except per share data)

	2015			2014
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$2,705.6	$—	$2,705.6	$2,741.3	(1.3)%

Cost of services	2,263.0	—	2,263.0	2,290.9	(1.2)

Gross profit	442.6	—	442.6	450.4	(1.7)

SG&A expenses	419.0	—	419.0	436.4	(4.0)

Earnings from operations	23.6	—	23.6	14.0	70.2

Other expense, net	3.5	—	3.5	2.0	82.2

Earnings before taxes	20.1	—	20.1	12.0	68.2

Inc. tax expense (benefit)	9.6	—	9.6	5.5	74.9

Net earnings	$10.5	$—	$10.5	$6.5	62.6%

Earnings per share:
Basic	$0.27	$—	$0.27	$0.17	58.8%
Diluted	$0.27	$—	$0.27	$0.17	58.8%

	2014
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings

Revenue from services	$2,741.3	$—	$2,741.3

Cost of services	2,290.9	—	2,290.9

Gross profit	450.4	—	450.4

SG&A expenses	438.2	(1.8)	436.4

Earnings from operations	12.2	1.8	14.0

Other expense, net	2.0	—	2.0

Earnings before taxes	10.2	1.8	12.0

Inc. tax expense (benefit)	4.9	0.6	5.5

Net earnings	$5.3	$1.2	$6.5

Earnings per share:
Basic	$0.14	$0.03	$0.17
Diluted	$0.14	$0.03	$0.17

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charges is useful to understand the Company's fiscal 2015 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Restructuring charges in 2014 relate to costs incurred for exiting the staffing business in Sweden and closing branches in Australia.